Other operating income (expenses), net	12 Months Ended
Dec. 31, 2022
Other Operating Income Expenses Net
Other operating income (expenses), net

31	Other operating income (expenses), net

	2022	2021	2020

Other operating income, net	64,638	71,877	70,288
Other operating expenses	(56,311)	(93,718)	37,368

Other operating income (expenses), net	8,327	(21,841)	107,656

Other operating income includes revenue from the sale of property, plant and equipment, sale of contracts awarded in public bids, right to sell electricity, indemnities and reimbursement of expenses, fines and guarantees, property leases, reuse water, PURA projects and services, net of Cofins and Pasep.

Other operating expenses usually record the derecognition of concessions assets due to obsolescence, discontinued construction works, unproductive wells, projects considered economically unfeasible, losses on property, plant and equipment, estimated losses and operational assets indemnification.